UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 19, 2010 Coffeyville Resources Refining & Marketing, LLC, a wholly-owned subsidiary of CVR Energy, Inc., entered into a Fifth Amendment (the “Fifth Amendment”) to the Crude Oil Supply Agreement, dated December 2, 2008, as amended (the “Supply Agreement”) with Vitol Inc. The Fifth Amendment extends the initial term of the Supply Agreement from three years to four years ending December 31, 2012.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

99.1	Press release dated July 22, 2010, issued by CVR Energy, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010	CVR ENERGY, INC.
	By:	/s/ Edmund S. Gross
Edmund S. Gross
Senior Vice President, General Counsel and Secretary